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Lord Abbett

Securities Trust

Growth & Income Series o International Series
World Bond-Debenture Series o Alpha Series

1999 ANNUAL REPORT

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Investment  portfolios designed to help you
capture capital growth over the long term

[LOGO]

Visit our Web Site and get:
up to date statistics and other useful information at www.lordabbett.com

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Report to Shareholders
For the Fiscal Year Ended October 31, 1999

[PHOTO]

Robert S. Dow
Chairman

November 8, 1999

Table of Contents

Growth & Income Series
---------------------------------------------
When We Shop for Stocks,
   We Shop for Bargains              5
Statement of Net Assets              9

International Series
---------------------------------------------
An Experienced Global Manager
   Can Help Uncover Great
   Companies Worldwide               6
Statement of Net Assets             12

World Bond-Debenture Series
---------------------------------------------
The Flexibility You Need to Pursue
   Outstanding Bond Performance
   Worldwide                         7
Statement of Net Assets             14

Alpha Series
---------------------------------------------
Three Great Small-Cap Funds
   Make One Great Core
   Investment                        8
Statement of Net Assets             16

Data on All Series
---------------------------------------------
Statements of Operations            16
Statements of Changes
    in Net Assets                   17
Financial Highlights                19
Notes to Financial Statements       22
18




Lord Abbett Securities Trust completed its fiscal year on October 31, 1999. The following is an overview of some class-specific data for the period under review.

Growth & Income Series - Fiscal Year Ended 10/31/99

                        Class A    Class B    Class C
--------------------------------------------------------------------------------

Net asset value        $10.87      $10.85     $10.81
Dividends              $ 0.050     $ 0.010    $ 0.010
Capital gains          $ 0.325     $ 0.325    $ 0.325
Total return*           23.77%      23.17%     23.00%

International Series - Fiscal Year Ended 10/31/99

                        Class A    Class B    Class C    Class Y    Class P+
--------------------------------------------------------------------------------

Net asset value        $13.90      $13.75     $13.75     $14.00      $13.91
Dividends              $ 0.085     $ 0.015    $ 0.015    $ 0.070      --
Capital gains          $ 0.023     $ 0.023    $ 0.023    $ 0.023      --
Total return*           13.16%      12.31%     12.31%     13.65%       9.53%**

World Bond-Debenture Series - Fiscal Year Ended 10/31/99

                        Class A    Class B    Class C
--------------------------------------------------------------------------------

Net asset value         $9.24       $9.24      $9.22
Dividends               $0.85       $0.78      $0.78
Capital gains           $0.18       $0.18      $0.18
Total return*            6.33%       5.73%      5.50%

Alpha Series - Fiscal Year Ended 10/31/99

                        Class A    Class B    Class C
--------------------------------------------------------------------------------

Net asset value        $15.21      $15.05     $15.04
Dividends               --          --         --
Capital gains           --          --         --
Total return*           17.82%      17.12%     16.95%


About Growth & Income Series

Market Review

Evidence of a possible global economic recovery emerged early in 1999. By mid-year, it became apparent that global economic conditions were generally improving, as reflected in increasing demand for commodities such as paper, metals and chemicals. Much of the global rebound was attributed to the Federal Reserve Board's move in the autumn of 1998 to lower U.S. interest rates in an effort to pump liquidity into many of the world's faltering economies. As global markets continued to improve throughout 1999, the Federal Reserve Board decided that this stimulus was no longer needed, resulting in a series of fall rate hikes that have normalized U.S. interest rates from their record lows last year. Overall, GDP growth in the U.S. remained strong throughout the period, with a healthy labor market generating steady production and income gains.

* Total return is the percent change in value with all dividends and distributions reinvested for the periods shown, using the SEC-required uniform method to compute such returns.

**   Not annualized.

+ International Series Class P shares commenced operations on 3/9/99, and total return is calculated from inception. Portfolio Review


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Report to Shareholders

Portfolio Review

Rising interest rates in recent months caused a leadership shift in the large-cap market as interest-rate-sensitive sectors, such as utilities and financial services, underperformed, while technology stocks demonstrated tremendous relative strength despite their high valuations. Over the course of the year, the Series remained underweighted in the financial sector, in anticipation of rising interest rates. Likewise, we were well-positioned to benefit from the leadership position of the technology sector, with select holdings generating strong gains. We also increased our exposure in basic materials industries, in anticipation of further global economic recovery throughout 2000 and 2001.


Outlook

We expect to see global economic growth continue throughout the coming year. In response, we are adding holdings in sectors which this recovery is likely to favor such as basic materials and capital goods. In the U.S., some signs are emerging that the economy may be moderating. With a diminished risk of future U.S. interest rate hikes, we are reconsidering financial services stocks, many of which display solid fundamentals at attractive prices, a strategic adjustment that could be especially timely as technology stocks become increasingly expensive.

RISK: Lord Abbett Securities Trust - Growth & Income Series may invest up to 10% of net assets in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Foreign investments may also be subject to currency exposure.



About International Series

Market Review

During the last months of 1998, many of the world's financial markets began to signal a possible recovery from a two-year period of financial crisis and global deflation. By mid 1999, it became apparent that this recovery was real, as economic indicators pointed to a new phase of global economic expansion.

In the international equity markets, Europe, which remained subdued throughout much of the period, picked up recently, as recession fears proved false. In addition, many European companies posted better-than-expected earnings growth in recent weeks due to a solid local economy and a weak euro, relative to the dollar and the yen, which boosted exports. Japan, which benefited from a series of economic initiatives during the period, continued to show signs of improvement, as it attracted overseas money on the strength of its apparent recovery and its relative importance to international investors.


Portfolio Review

The Series continued to implement its investment strategy of focusing on attractively priced, industry-dominant companies with global leadership potential. During the period, the Series remained overweighted in European and Canadian companies that demonstrated superior corporate earnings, growth rates and valuation levels relative to many companies in the Far East and emerging markets. In general, we limited our exposure to Japanese companies in traditional, old-style industries such as steel, chemicals and paper, because we believe they require further corporate restructuring. In addition, the sluggishness of Japan's overall economy does not bode well for those industries. However, the Series has invested in select Japanese companies within new-style industries, such as telecommunications and software. Indeed, a handful of these high-tech issues have accounted for the majority of recent gains in the Japanese markets.

                                                                               1

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Outlook

During the next year, we expect European economic growth to average over 2%. This modest growth rate, coupled with significant corporate restructuring programs, will create an attractive combination of relative value and earnings growth potential. In the Far East, we see an even greater dichotomy between "Old-Japan-style" traditional industry and "New-Japan-style" high-tech businesses. We expect "New-Japan-style" shares to continue to appreciate as investors focus their capital in these rapidly growing sectors.

RISK: Lord Abbett Securities Trust - International Series will invest at least 80% of net assets in foreign securities under normal market conditions. The Series primarily invests in small-cap securities, which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Foreign securities markets may not be subject to the same degree of regulations as and may be more volatile and less liquid than the major U.S. markets.
The Series' portfolio is actively managed and is subject to change.



About World Bond-Debenture Series


Market Commentary

Stronger global economic growth and a rebound in commodities prices were central themes throughout the period. As expected, the U.S. Federal Reserve Board, as well as several key European Central Banks, responded to this growth and the ensuing concerns about inflation with interest rate hikes over the past few months. Much of this anticipated rate tightening, however, had already been discounted earlier in the year in the prices of both emerging market and global high-yield issues, setting the stage for better performance moving forward. In general, global growth has benefited many emerging market countries which tend to be commodity producers.


Portfolio Review

Lord Abbett Securities Trust - World Bond-Debenture Series performed well during the period compared to the Lipper Global Income Funds Index. Much of the Series' global high-yield investment gains were generated in the cable and telecommunications sectors where the consolidation of several European companies increased demand for these issues. In the convertible sector, the Series added value for shareholders by increasing exposure to investment-grade convertible issues, both in the U.S. and in Europe. In the emerging markets, the Series benefited from its positions in South Korean sovereign debt, which was recently upgraded to investment grade, as well as from positions in other higher-yielding, emerging market credits such as Malaysia, Mexico and Bulgaria. Even the recent rate hikes by three major central banks - the U.S. Federal Reserve, the European Central Bank and the Bank of England - have failed to blunt the appetite for emerging markets debt. Another rate increase may, however, call into question any further spread tightening.


Outlook

We anticipate that global growth should continue to improve, benefiting emerging markets in the new year. Provided that the U.S. Federal Reserve Board succeeds in engineering a soft landing for the U.S. economy, we expect that the convertible and high-yield markets should remain attractive. Preemptive interest rate hikes by the European Central Bank as well as by the Bank of England have had little impact on the burgeoning European high-yield market, which has been driven by the push to restructure the energy and telecommunication industries. Overall, we expect that investor sentiment toward both emerging market and corporate high-yield bonds will remain positive as investors throughout the world continue to seek higher yielding assets. With its strategic focus, the Series seems well-positioned to continue to benefit from the global growth surge.

RISK: Lord Abbett Securities Trust - World Bond-Debenture Series has the ability to invest substantially in high-yield securities. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Series has the ability to invest substantially in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Foreign investments are subject to currency exposure.

The Series' portfolio is actively managed and is subject to change.

About Alpha Series

Market Review

o U.S. Small-Cap Market. Despite a brief rally during the second quarter, the small-cap market in the U.S. has lagged the robust performance of the broad market. Much of this underperformance can be attributed to the recent rise in interest rates which particularly affected lower-liquidity, small-cap issues. Within the small-cap arena, the small-cap growth sector has been positively influenced by the continuing outperformance of Internet-related stocks, while the less-liquid small-cap value sector has continued to lag.

o International Equity Markets. Investors have recently exhibited renewed confidence in European markets as recessionary fears proved false and corporate earnings rebounded from subdued levels. As concerns about renewed inflation and the stability of emerging markets eased, investors around the world became more confident that the promise of global economic recovery had become a reality. During the period, many of the world's stock markets, particularly the U.S., Japan and the Far Eastern emerging markets, rose significantly. Japanese markets benefited from improved investor sentiment as its economy continued to show signs of recovery.


Portfolio Review

o Lord Abbett Developing Growth Fund (Approximately 30% of Alpha Series' portfolio). Technology stocks drove the small-cap growth sector during the past year, and the Fund was well-positioned to benefit from these advances. Select holdings in the energy and retail sectors also performed well.

o Lord Abbett Research Fund - Small-Cap Series (Approximately 30% of Alpha Series' portfolio). As uncertainty regarding U.S. interest rates intensified, the Series reduced its positions in economically sensitive industries such as banking, housing and autos, in favor of sectors such as technology and consumer goods. Select holdings in the energy sector, which benefited from rebounding global commodities prices, also added value for shareholders.

o Lord Abbett Securities Trust - International Series (Approximately 40% of Alpha Series' portfolio). The Series continued to focus on "Best of Breed" companies: those that show exceptional global leadership potential in their respective industries. We maintained an overweighting in European and Canadian companies which exhibited promising growth rates and attractive valuation levels and strong gains were generated in most of our U.K. holdings. Select investments were also made in "New-Japan-style" companies, including technology, software and Internet ventures, which have accounted for the majority of Japanese market gains in recent months.


Outlook

o U.S. Small-Cap Market. With the recent series of Federal Reserve Board rate increases now behind us, we expect the small-cap sector to show better relative performance moving forward. We believe that a stable U.S. economy along with an improving global economy will also assist the small-cap market. Small caps, compared to their large-cap counterparts, remain meaningfully undervalued. Therefore, we believe this represents a unique opportunity to invest in select small companies.

o International Equity Markets. We believe that a moderate European growth rate of approximately 2%, along with subsiding concerns about economic and corporate earnings growth, will help European markets to perform well moving into next year. Although we expect certain high-tech issues to continue to buoy the Japanese market, we believe that Japan's overall economy is still in recession with few short-term growth prospects. We will continue to watch the economic developments in Japan, as we believe their full economic recovery hinges largely on government spending.

RISK: The underlying Funds in this Series are primarily invested in small-cap securities (including U.S. and global), which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large-cap companies. In addition, the underlying Funds have the ability to invest in foreign securities, high-yield securities and derivatives. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Foreign investments are subject to currency exposure. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal.

The Series' portfolio is actively managed and is subject to change.

                                                                               3

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Report to Shareholders

On a final note, we are proud to announce that on January 17, 2000, we are relocating our headquarters to the Colgate Center, at 90 Hudson Street, in Jersey City, New Jersey. Lord Abbett has experienced strong growth during the 90s. We have more than doubled our assets under management in the last five years to nearly $33 billion. We are very excited about the move and strongly believe it to be in the best interest of our shareholders.

We are pleased that you have chosen one or more of the portfolios in Lord Abbett Securities Trust to play a role in your diversified investment portfolio. We appreciate the trust you have placed in Lord Abbett and aim to reward your confidence in us by helping you achieve your long-term financial goals.

4

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When We Shop for Stocks, We Shop for Bargains

When it comes to stock selection, the portfolio manager of the Growth & Income Series tries to be a savvy buyer. We have an experienced team of financial professionals whose approach includes elements similar to those taken by smart shoppers.

When you think about how you shop, you realize that you like to find bargains.

Savvy shoppers often check out the sales racks to find items with a low price tag. Of course, just because "the price is right" does not mean that a product is worth buying. A smart shopper will carefully inspect the item, checking it for defects and overall quality. Another important test required by the smart shopper: usability and function. If the item is not in style, or is something that would not likely be used, there is probably no point in buying it.

Quantitative Research:

Performed on a universe of the 1,000 largest U.S. and multinational companies to identify those stocks that we believe represent the best bargains: a "low price tag."

Fundamental Research:

Conducted to assess a company's operating environment, resources and strategic plans, and to determine its prospects for exceeding the earnings expectations reflected in its stock price: "overall quality."

Business Cycle Analysis:

Used to assess the economic and interest-rate sensitivity of the Series' portfolio. This analysis helps the portfolio manager assess how adding or eliminating stocks changes a portfolio's overall sensitivity to economic activity and interest rates: "Is it in style?"


Lord Abbett Securities Trust - Growth & Income Series-- A Strong Performer

Average Annual Class C Share Total Return(1) as of 10/31/99:


[GRAPHIC OMITTED]

(1) Reflects the percent change at net asset value for Class C shares which includes the reinvestment of all distributions. The Series issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLCat 800-874-3733 and ask for the current prospectus.

(2)  The Series commenced operations on 1/3/94.

Growth & Income Series

SEC-required average annual total returns (for Class C shares) for the periods ended 9/30/99, with all distributions reinvested:

[GRAPHIC OMITTED]


26.21%       19.25%            17.13%
1 Year       5 Years       Life of Series(2)


Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

An Experienced Global Manager Can Help Uncover Great Companies Worldwide

Lord, Abbett & Co. is a minority owner of the International Series' sub-adviser Fuji-Lord Abbett International, Limited (Fuji-Lord Abbett).

Fuji-Lord Abbett is:

o An investment management affiliate of Fuji Bank, one of the world's largest banks

o A money manager whose services, until now, had been available only to large, institutional accounts

o An asset manager with offices in Tokyo and London serving pension investment needs for many premier international companies, including:

                     Bridgestone         NISSAN
                     Hitachi             SONY
                     MCI Canon Inc.

A Solid Investment Strategy

Fuji-Lord Abbett's strategy is based on the timely purchase of undervalued foreign companies which have focused on benefiting from the future changes within their industries. Their disciplined research process involves:

o Examining global trends to identify developments on an industry-by-industry basis;

o Using this information, along with our research and experience, to try to define the ideal company within each industry; and

o Assessing the companies in each industry to determine which are "best of breed." In other words, determining which ones best match the "ideal" company, based on a blend of both quantitative and fundamental analysis.

The International Series' portfolio currently consists of 54 companies, which meet our goal of creating a portfolio where the performance of individual holdings is not diluted across too many securities.

Lord Abbett Securities Trust - International Series

Total Returns Through 10/31/99(1):


[GRAPHIC OMITTED]


(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2)  The Series commenced operations on 12/13/96.

International Series

SEC-required average annual total return for Class A shares at the maximum sales
charge  of  5.75%  for  the  periods  ended  9/30/99,   with  all  distributions
reinvested:



13.2%         14.9%
1 Year    Life of Series(2)


Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Flexibility You Need to Pursue
Outstanding Bond Performance Worldwide

Ask More from Your Fixed-Income Investments

Would you like to earn more current income while reducing overall risk in your portfolio? Diversifying your current bond portfolio outside the United States may potentially be an effective way to pursue both objectives.

Lord Abbett Securities Trust - World Bond-Debenture Series seeks high current income and capital appreciation by participating in foreign debt markets. Investing in these markets may provide substantial yield advantages as compared with investing in U.S. bonds. The decision to diversify into non-U.S. bonds may also make sense from a risk-diversification standpoint since the economies underlying foreign markets are not necessarily synchronized with the U.S. economy.


4-Way Portfolio Focus

The centerpiece of World Bond-Debenture Series is a strategic flexibility that enables it to "go where the yield is" and pursue outstanding bond investment opportunities worldwide.

As a preliminary step, the Series' experienced portfolio management team conducts extensive research into economic, political and market factors to uncover value among economic regions and individual countries. The team's regional and country decisions are then supplemented by asset allocation strategies for:

o High-Yield Corporate Debt: The Series' lower-rated debt holdings pay high income and help to minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

o High-Grade Debt: High-quality corporate issues, U.S. Government and other sovereign-backed securities provide a dependable stream of current income.

o Equity-Related Securities: Capital appreciation is sought by investing in convertible bonds that may be exchanged for common stock. When the stock of the underlying company rises, these equity-related issues generally increase in value.

o Emerging Market Debt: Emerging-market debt securities provide attractive high-income opportunities. Price appreciation may result from rating upgrades of country debt.

Lord Abbett Securities Trust - World Bond-Debenture Series

Total Returns Through 10/31/99(1):

[GRAPHIC OMITTED]

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.

(2)  The Series commenced operations on 12/18/97.

World Bond-Debenture Series

SEC-required average annual total return for Class A shares at the maximum sales
charge  of  4.75%  for  the  periods  ended  9/30/99,   with  all  distributions
reinvested:


0.50%         0.34%
1 Year    Life of Series(2)

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Three Great Small-Cap Funds

Make One Great Core Investment

Don't Chase Past Small-Cap Performance

Investing in small companies that are industry leaders or offer breakthrough products can be very rewarding. U.S. growth, U.S. value and international small-cap markets, however, seldom move in the same direction at the same time. This means investors who chase small-cap returns by investing in sectors with the best recent results are often disappointed when the sector they choose fails to produce the highest immediate returns.

Choose Lord Abbett's Unique "Fund of Funds" Approach

We believe Lord Abbett Securities Trust - Alpha Series is a smart way to tap the potential of the small-cap arena and merits your consideration as a core investment. The Series' "fund of funds" approach accesses three distinct portfolios and management teams.

o For U.S. Small-Cap Growth Exposure: Lord Abbett Developing Growth Fund invests in stocks of small growing companies, many of which are highly specialized and in niche markets (approximately 30% of Alpha Series portfolio).

o For U.S. Small-Cap Value Exposure: Lord Abbett Research Fund - Small-Cap Value Series invests in stocks of established undervalued small companies (approximately 30% of Alpha Series portfolio).

o For International Small-Cap Exposure: Lord Abbett Securities Trust - International Series invests mainly in stocks of small international companies (approximately 40% of Alpha Series portfolio).

Please note that the Alpha Series portfolio is actively managed and that its percentage allocations may change from time to time.

For Equity Unique "Fund of Funds" Benefits

o    Provides   potentially  higher  returns  by  diversifying   globally  among
     small-cap markets.

o Potentially dampens portfolio risk by spreading investment decisions among three distinct management teams.

o    Eliminates the need to expensively reallocate your small-cap assets.

Lord Abbett Securities Trust - Alpha Series

Total Returns Through 10/31/99(1):

[GRAPHIC OMITTED]


(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.


(2)  The Series commenced operations on 12/29/97.

Alpha Series

SEC-required average annual total return for Class A shares at the maximum sales
charge  of  5.75%  for  the  periods  ended  9/30/99,   with  all  distributions
reinvested:


17.40%        3.54%
1 Year    Life of Series(2)

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Results quoted herein reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. If used as sales material after 12/31/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement practices.


                               Statement of Net Assets
                               Growth & Income Series October 31, 1999


                               Investments                                                                    Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 96.61%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense 1.24%        Boeing Co.-World's leading commercial aircraft manufacturer                    58,400     $ 2,690,050
Aluminum 2.07%                 Alcoa Inc.-Largest U.S. aluminum producer                                      73,700       4,477,275
-----------------------------------------------------------------------------------------------------------------------=============
Apparel .36%                   VF Corp.-Leading producer of blue jeans and other apparel                      26,000         781,625
Auto Parts: Original           Delphi Automotive Systems Corp.-Supplier of automotive
Equipment .16%                 components, integrated systems, and modules                                    21,037         345,796
Automotive .67%                General Motors Corp.-Worldwide auto producer                                   20,600       1,447,150
-----------------------------------------------------------------------------------------------------------------------=============
Banks: Money Center 6.19%      Bank of America Corp.-Major money-center bank                                  41,642       2,680,704
                               Chase Manhattan Corp.-Major money-center bank holding company                  53,800       4,700,775
                               Fleet Boston Corp.-Provides a range of financial services                      53,601       2,338,344
                               Mellon Financial Corp.-Commercial bank located in Pittsburgh, PA              100,000       3,693,750
                               Total                                                                                      13,413,573
-----------------------------------------------------------------------------------------------------------------------=============
Banks: Regional 2.21%          Bank One Corp.-Leading bank holding company                                    35,640       1,338,727
                               Comerica Inc.-Midwestern regional bank holding company                         42,150       2,505,291
                               KeyCorp.-Multi-regional bank holding company serving the Northwest U.S.        34,000         949,875
                               Total                                                                                       4,793,893
-----------------------------------------------------------------------------------------------------------------------=============
Cable Services 2.25%           Time Warner Inc.-A major entertainment and communications firm                 70,000       4,878,125
-----------------------------------------------------------------------------------------------------------------------=============
Capital Goods 1.95%            AlliedSignal Inc.-Major producer of aerospace components,
                               automotive parts and engineered materials                                      39,600       2,254,725

                                                                               9


                               Statement of Net Assets
                               Growth & Income Series October 31, 1999


                               Investments                                                                    Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                               Rockwell International Corp.-Leading producer of space
                               systems and electrical and
                               electronic products including defense,
                               telecommunications and factory automation systems                              40,700     $ 1,971,406
                               Total                                                                                       4,226,131
-----------------------------------------------------------------------------------------------------------------------=============
Chemicals 1.95%                Dow Chemical Co.-Leading global chemical producer                              27,700       3,275,525
                               Union Carbide Corp.-Major U.S.-based producer of plastics and chemicals        15,700         957,700
                               Total                                                                                       4,233,225
-----------------------------------------------------------------------------------------------------------------------=============
Communications Technology
3.06%                         *QUALCOMM Inc.-Leading producer of
                               communications technologies and products                                       29,800       6,637,950
-----------------------------------------------------------------------------------------------------------------------=============
Computer Services 2.19%       *Unisys Corp.-Provides information services,
                               technology, software and customer support                                     195,575       4,742,694
-----------------------------------------------------------------------------------------------------------------------=============
Computer Technology 7.60%     *Apple Computer Inc.-Main personal computer producer                            42,000       3,365,250
                               International Business Machines Corp.-World's largest
                               computer manufacturer                                                          55,600       5,469,650
                              *Sun Microsystems Inc.-Supplier of network
                               computer products including workstations,
                               servers, software, microprocessors, and a full
                               range of services and support                                                  72,300       7,650,244
                               Total                                                                                      16,485,144
-----------------------------------------------------------------------------------------------------------------------=============
Computer: Hardware 2.73%      *EMC Corp.-A supplier of high-performance
                               storage devices and related services                                           81,000       5,913,000
-----------------------------------------------------------------------------------------------------------------------=============
Computer: Software .82%       *Oracle Corp.-Supplies software for enterprise information management          37,200        1,769,325
Data Processing Equipment &
Components 2.41%               First Data Corp.-Information supplier for credit card
                               processing and related services                                               114,500       5,231,219
-----------------------------------------------------------------------------------------------------------------------=============
Drugs 5.87%                    American Home Products Corp.-Producer of drugs,
                               food, housewares and packaged
                               medicine and medical products                                                  54,000       2,821,500
                               Bristol-Myers Squibb Company-Major worldwide
                               pharmaceutical concern with interests in
                               infant nutrition, non-prescription medications,
                               medical devices and toiletries                                                 51,500       3,955,844
                               Pharmacia & Upjohn Inc.-Develops, makes and sells
                               prescription pharmaceutical & other
                               related health care products                                                   50,000       2,696,875
                               SmithKline Beecham plc ADR-Major U.K. based health-care company                50,700       3,244,800
                               Total                                                                                      12,719,019
-----------------------------------------------------------------------------------------------------------------------=============
Electric Power 2.10%           Cinergy Corp.-Supplier of electricity and natural gas
                               in southwestern Ohio and adjacent
                               Kentucky and Indiana territories                                               52,900       1,494,425
                               FPL Group-One of the nation's premier electric utilities,
                               serving about 7 million people in
                               Florida's east, southeast and southwest coasts                                 35,000       1,760,937
                               FirstEnergy Corp.-Major Midwestern electric utility holding company            50,000       1,303,125
                               Total                                                                                       4,558,487
-----------------------------------------------------------------------------------------------------------------------=============
Electronics:                   Emerson Electric Co.-Diversified manufacturer
Equipment/Components           of consumer and industrial
 .76%                           electrical components                                                          27,600       1,657,725
-----------------------------------------------------------------------------------------------------------------------=============
Electronics: Semiconductor     Texas Instruments Inc.-Major producer of
1.75%                          semiconductors and electronic equipment                                        42,200       3,787,450
-----------------------------------------------------------------------------------------------------------------------=============
Energy Equipment & Services    Baker Hughes Inc.-Supplier of products, services and
1.36%                          systems to the worldwide oil and gas industry                                 105,500       2,947,406
-----------------------------------------------------------------------------------------------------------------------=============
Financial Services 1.23%       Morgan Stanley Dean Witter & Co.-Major brokerage and credit card company       24,200       2,669,562
-----------------------------------------------------------------------------------------------------------------------=============
Financial: Miscellaneous .87%  FNMA-America's largest supplier of conventional home mortgages                 26,800       1,896,100
-----------------------------------------------------------------------------------------------------------------------=============
Food 5.83%                     Best Foods-Producer of diversified packaged foods                              50,900       2,990,375
                               ConAgra Inc.-Major producer of agricultural and consumer products              53,940       1,405,811
                               Heinz H.J. Co.-Domestic packaged foods producer                                97,900       4,674,725
                               Ralston Purina Co.-Produces and sells dog and cat foods                        72,000       2,263,500
                               Sara Lee Corp.-A diversified maker of branded food products,
                               apparel and household consumer products                                        48,000       1,299,000
                               Total                                                                                      12,633,411
-----------------------------------------------------------------------------------------------------------------------=============
Health Care Management
Services 1.51%                 CIGNA Corp.-Multi-line insurance and medical services                          43,800       3,274,050
-----------------------------------------------------------------------------------------------------------------------=============
Hospital Supplies 1.05%        Baxter International Inc.-World's leading distributor and
                               major manufacturer of hospital supplies and related medical equipment          35,000       2,270,625
-----------------------------------------------------------------------------------------------------------------------=============
Insurance 3.85%                American General Corp.-A leading provider of financial
                               services, including life/health
                               insurance, annuities, consumer
                               credit and mortgage financing                                                  52,300       3,880,006
                               Aon Corp.-Multi-line insurance company                                         91,600       3,251,800

10


                               Statement of Net Assets
                               Growth & Income Series October 31, 1999

                                                                                                          Shares or
                               Investments                                                          Principal Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
                               Chubb Corp.-Broad-based property and casualty insurance organization           22,000     $ 1,207,250
                               Total                                                                                       8,339,056
-----------------------------------------------------------------------------------------------------------------------=============
Machinery: Agriculture .55%    Deere & Co.-World's largest manufacturer of farm equipment                     32,800       1,189,000
-----------------------------------------------------------------------------------------------------------------------=============
Metals & Minerals .90%         Newmont Mining Corp.-Explores for and produces gold worldwide                  88,900       1,950,244
-----------------------------------------------------------------------------------------------------------------------=============
Natural Gas 3.75%              Columbia Energy Group-Utility holding company and natural gas distributor      45,000       2,925,000
                               NICOR Inc.-Natural gas distributor in Illinois                                 70,000       2,712,500
                               The Coastal Corp.-A diversified gas pipeline company                           59,400       2,502,225
                               Total                                                                                       8,139,725
-----------------------------------------------------------------------------------------------------------------------=============
Oil: Integrated International  BP Amoco plc ADR-Major integrated petroleum and natural
6.63%                          gas company with sizeable interests in chemicals                               74,868       4,323,627
                               Chevron Corp.-Worldwide petroleum company with important
                               interests in chemicals and minerals                                            23,600       2,154,975
                               Exxon Corp.-World's largest integrated oil company                             48,000       3,555,000
                               Mobil Corp.-Large international oil company                                    45,000       4,342,500
                               Total                                                                                      14,376,102
-----------------------------------------------------------------------------------------------------------------------=============
Paper and Forest Products      Champion International Corp.-Makes and sells paper for
3.34%                          business communications, commercial printing, publications,
                               newspapers, and wood products                                                  35,800       2,069,687
                               Georgia Pacific Corp.-Producer of paper and forest products                    70,100       2,782,094
                               International Paper Co.-Producer of paper and forest products                  45,400       2,389,175
                               Total                                                                                       7,240,956
-----------------------------------------------------------------------------------------------------------------------=============
Photography .95%               Eastman Kodak Co.-Leading manufacturer of photographic film and equipment      30,000       2,068,125
-----------------------------------------------------------------------------------------------------------------------=============
Publishing 2.80%               Gannett Co. Inc.-Major U.S. newspaper publisher                                37,400       2,884,475
                               Tribune Co.-Major Chicago-based newsprint company                              53,000       3,180,000
                               Total                                                                                       6,064,475
-----------------------------------------------------------------------------------------------------------------------=============
Retail 3.72%                  *Consolidated Stores Corp.-Major U.S. retailer specializing in
                               closeouts and toys                                                            176,200       3,226,663
                               May Department Stores Co.-Leading department store retailer                    37,500       1,300,781
                               Wal-Mart Stores Inc.-Largest U.S. discount retailer                            62,400       3,537,300
                               Total                                                                                       8,064,744
-----------------------------------------------------------------------------------------------------------------------=============
Telecommunications .38%        Sprint Corp (PCS Group)-Wireless communications                                10,000         829,375
-----------------------------------------------------------------------------------------------------------------------=============
Telephone: Long Distance 5.18% AT&T Corp.-Global telecommunications giant                                    100,500       4,698,375
                              *MCI WorldCom Inc.-Diversified telecommunications company                       41,575       3,567,655
                              *Sprint Corp (FON Group)-Third largest long distance telephone system           40,000       2,972,500
                               Total                                                                                      11,238,530
-----------------------------------------------------------------------------------------------------------------------=============
Telephone: Regional 4.37%      Alltel Corp.-Regional telephone holding company                                46,800       3,896,100
                               Bell Atlantic Corp.-Regional telephone company                                 33,600       2,181,900
                               BellSouth Corp.-Regional telephone company                                     28,800       1,296,000
                               SBC Communications Inc.-Regional telephone monopoly                            41,000       2,088,437
                               Total                                                                                       9,462,437
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Common Stocks (Cost $132,352,327)                                    209,442,779
-----------------------------------------------------------------------------------------------------------------------=============
Short-term Investments 3.04%   Associates Corp. 5.32% due 11/1/1999 (Cost $6,600,000)                     $6,600,000       6,600,000
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments 99.65% (Cost $138,952,327)                                              216,042,779
-----------------------------------------------------------------------------------------------------------------------=============
Cash and Receivables, Net of Liabilities .35%                                                                                754,522
====================================================================================================================================
                               Net Assets 100.00%                                                                       $216,797,301
====================================================================================================================================

                               Class A Shares-Net asset value ($102,183,733 / 9,397,408 shares outstanding)                   $10.87
                               Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)      $11.53
                               Class B Shares-Net asset value ($9,739,674 / 897,701 shares outstanding)                       $10.85
                               Class C Shares-Net asset value ($104,873,894 / 9,704,623 shares outstanding)                   $10.81

                               The descriptions of the companies are unaudited.
                              *Non-income producing security.
                               ADR American Depositary Receipt.
                               See Notes to Financial Statements.

                                                                              11



                               Statement of Net Assets
                               International Series October 31, 1999

                                                                                                          Shares or
                               Investments                                                          Principal Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities 99.21%
-----------------------------------------------------------------------------------------------------------------------=============
Foreign 93.72%
------------------------------------------------------------------------------------------------------------------------------------
Australia 2.90%               *Novogen Limited-Biotechnology company specializing
                               in plant sterol-based OTC and eventually
                               ethical pharmaceutical products                                             2,900,000     $ 6,181,169
-----------------------------------------------------------------------------------------------------------------------=============
Canada 7.32%                  *Ballard Power Systems Inc.-Designs, manufactures
                               and develops methanol- or hydrogen-based fuel cells that
                               are the only true zero emission power source for vehicles                     300,000       8,421,125
                              *Descartes System Group Inc.-Supply chain automation &
                               integration software supplier                                                 443,100       1,731,683
                               Timberwest Forest Corp.-Forestry land block consolidator
                               that also operates the assets to produce timber & pulp                        800,000       5,437,369
                               Total                                                                                      15,590,177
-----------------------------------------------------------------------------------------------------------------------=============
Finland 2.52%                  Pohjola-Finland's largest general insurance company covering
                               both the life and the non-life sectors                                        100,000       5,374,380
-----------------------------------------------------------------------------------------------------------------------=============
France 16.59%                  AXA-One of Europe's largest financial organizations                            40,000       5,652,583
                               Alcatel-Core business consists of telecommunication systems
                               as well as railroad and energy transportation systems                          40,000       6,259,572
                               Cap Gemini SA-Offers computer consulting services                              30,000       4,552,416
                               Faurecia-Leading worldwide supplier of car seat
                               and exhaust pipe systems                                                       21,375       1,292,934
                              *Guillemot Corp.-Designs, manufactures and distributes
                               computer accessories                                                           13,400         987,052
                              *Sanofi-Synthelabo SA-2nd leading French pharmaceutical
                               group manufacturing health careproducts and medical
                               and surgical equipment                                                        125,000       5,525,864
                               Telecom Reseaux Services-An information network service
                               company specialized in both data network
                               and voice network technologies                                                 66,200         976,662
                               Thomson CSF-A major aerospace company                                          80,000       2,723,019
                              *UBI Soft Entertainment SA-One of the largest producers,
                               translators and distributors of
                               games software in Europe                                                       48,475       7,115,797
                               UBI Soft Entertainment SA 3.8% Conv. Deb due 7/16/2005 -
                               One of the largest producers,
                               translators and distributors of
                               games software in Europe                                                   $1,562,000         271,596
                               Total                                                                                      35,357,495
-----------------------------------------------------------------------------------------------------------------------=============
Germany 26.66%                 CeWe Color Holding AG-The biggest independent photographic
                               laboratories group worldwide                                                   50,000       1,153,911
                               DaimlerChrysler AG-World's 3rd largest manufacturer of cars and trucks         40,000       3,119,248
                               Drillisch AG-Reseller of mobile phone and long distance
                               telephone capacity in the CAD/CAM/CAE integration industry                    360,000       3,148,754
                               GEA AG-Ord-One of the world's top suppliers of food
                               and pharmaceutical processing equipment                                        90,000       3,129,786
                               Gehe AG-Europe's largest pharmacy chain                                       100,000       3,498,616
                               IWKA AG-Multi-line engineering company making
                               packaging, robot welding and defense equipment                                200,000       3,909,598
                              *LHS Group Inc.-Leading global provider of client/server,
                               modular, customer care & billing services to telecomm utilities               150,000       4,252,083
                               Marschollek Laut Und Part-Largest independent personal life
                               insurance and investment consultancy services                                  30,000       6,338,607
                               MobilCom AG-Provides mobile telephone service                                  45,000       2,337,855
                               Preussag AG-Diversified conglomerate with tourist/travel
                               agency and global manufacturing, wholesale, transport
                               and engineering operation                                                      65,625       3,561,515
                               SAI Automotive AG-Europe's largest supplier of specialist
                               car interior modules-cockpits & doors                                         245,000       2,181,629
                               SAP AG Non Vtg Pref Dem-World's fourth-largest software
                               firm, dominating the global market for relational databases                       500         220,771
                               SAP Ord-World's fourth-largest software firm,
                               dominating the global market for relational databases                          12,500       4,652,527
                               SKW Trostberg AG-Specialist niche chemical firm producing
                               additives, coverings, adhesives, anti-corrosive paints and
                               oil well drilling products                                                    390,000       2,885,093
                              *Takkt AG-Provides one-stop shopping for a variety of
                               equipment, supplies and accessories  for the office, warehouse
                               and works sectors                                                             100,000         579,590
                              *Vectron Systems AG-Manufactures and markets electronic
                               cash register systems and related data communications software                140,000       3,968,611
                               Vossloh AG-Manufacturer of electrical lighting equipment
                               as well as railway truck fasteners and the related
                               installation equipment                                                        200,000       4,151,972
                              *W.E.T. Automotive Systems AG-Leading global supplier
                               of car seat heating systems                                                    90,000       3,727,291
                               Total                                                                                      56,817,457
-----------------------------------------------------------------------------------------------------------------------=============

12


                               Statement of Net Assets
                               International Series October 31, 1999

                                                                                                          Shares or
                               Investments                                                          Principal Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
Netherlands 6.24%              Getronics NV-Provides computer products and computer
                               services around the world                                                      60,000     $ 2,997,007
                               Hunter Douglas NV-Major global supplier of decorative
                               building fittings especially window blinds                                     47,000       1,275,362
                               Numico NV-Develops, manufactures and markets nutritional products             125,000       5,104,344
                               Stork NV-Engineering and service company focused on aircraft parts,
                               processing machinery and food manufacturing equipment                         200,000       3,930,674
                               Total                                                                                      13,307,387
-----------------------------------------------------------------------------------------------------------------------=============
------------------------------------------------------------------------------------------------------------------------------------
Switzerland 1.64%              Baloise Holding Ltd.-Insurance group providing both life and non-life
                               insurance services                                                              3,750       3,028,761
                               Saurer AG-Textile machinery and auto component manufacturing firm               1,100         462,276
                               Total                                                                                       3,491,037
-----------------------------------------------------------------------------------------------------------------------=============
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom 29.85%          Ashtead Group plc-Major construction plant and machinery hire firm          1,800,000       5,134,524
                               DBS Management plc-Supplies independent financial advisors with
                               financial product evaluation and administration software and services       1,000,000       3,000,483
                               First Technology plc-Designs and manufactures equipment and systems
                               for auto safety                                                               944,500       7,709,912
                               General Electric Company plc-Electronics group                                500,000       5,470,743
                               Jarvis plc-Specialist engineering and service company
                               focused on the installation and maintenance of related track and signals    1,000,000       4,299,322
                               Johnson Matthey plc-Precision metal-based refinery, alloy
                               manufacturing and trading company                                             120,000       1,106,808
                               London Bridge Software Holdings plc-Develops software
                               solutions and provides consultancy and related services for
                               credit risk management                                                         79,300       3,533,220
                               Mayflower Corp.-Specialist supplier of bus, coach and car bodies            2,750,000       9,449,465
                               NXT plc-Makes high quality loudspeakers and has developed
                               the first commercial flatbed panel speaker                                    986,000       6,986,866
                               Pilkington plc-Manufactures and distributes glass for the
                               building and automotive markets                                             4,000,000       6,017,406
                               Precoat International plc-Processes and distributes
                               precoated steel in Europe and North America                                   760,000       1,793,055
                               Regal Hotel Group plc-Owns and operates more than 100 medium
                               quality, medium-sized hotels and inns                                        5,000,000      1,479,690
                               Trifast plc-Distributes and manufactures industrial fasteners,
                               particularly for electronics and electrical concerns                          465,000       7,186,361
                               UTD Assurance Group-A major insurance provider                              3,500,000         431,576
                               Total                                                                                      63,599,431
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Foreign Securities (Cost $199,927,748)                               199,718,533
====================================================================================================================================
United States 1.60%
------------------------------------------------------------------------------------------------------------------------------------
                               Eigner & Partner-A major software developer                                     9,979       2,384,981
                              *Net.B@nk, Inc.-Provider of banking services over the Internet                  46,100       1,019,962
                               Total Investments in United States Securities (Cost $2,942,044)                             3,404,943
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Common Stocks (Cost $202,869,792)                                    203,123,476
-----------------------------------------------------------------------------------------------------------------------=============
Short-term Investments 3.89%   FNMA Discount Note 5.23% due 11/1/1999 (Cost $8,285,000)                   $8,285,000       8,285,000
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Securities 99.21% (Cost $211,154,792)                                211,408,476
-----------------------------------------------------------------------------------------------------------------------=============
Cash and Receivables, Net of Liabilities .79%                                                                              1,678,116
====================================================================================================================================
Net Assets 100.00%                                                                                                      $213,086,592
====================================================================================================================================

                               Class A Shares-Net asset value ($105,169,144 / 7,565,247 shares outstanding)                   $13.90
                               Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)      $14.75
                               Class B Shares-Net asset value ($22,939,662 / 1,667,992 shares outstanding)                    $13.75
                               Class C Shares-Net asset value ($20,151,623 / 1,465,604 shares outstanding)                    $13.75
                               Class P Shares-Net asset value ($1,198.82 / 86.172 shares outstanding)                         $13.91
                               Class Y Shares-Net asset value ($64,824,964 / 4,629,782 shares outstanding)                    $14.00

                               The descriptions of the companies are unaudited.
                              *Non-income producing security.

                               See Notes to Financial Statements.

                                                                              13


                               Statement of Net Assets
                               World-Bond Debenture Series October 31, 1999

                                                                                                   Principal Amount
                               Investments                                                     In Local Currency(000)      USS Value
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Investments in Securities 95.82%
------------------------------------------------------------------------------------------------------------------------------------
Foreign 58.99%
------------------------------------------------------------------------------------------------------------------------------------
Argentina 1.70%                Republic of Argentina Zero coupondue 2001                                         225      $  199,687
-----------------------------------------------------------------------------------------------------------------------=============
-----------------------------------------------------------------------------------------------------------------------=============
Brazil 3.23%                   Republic of Brazil 115/8/2004                                                     250         239,688
                               Republic of Brazil Discount 615/16/2024                                           200         138,740
                               Total                                                                                         378,428
-----------------------------------------------------------------------------------------------------------------------=============
Bulgaria 2.59%                 Bulgaria IAB61/2/2011                                                             400         303,280
-----------------------------------------------------------------------------------------------------------------------=============
-----------------------------------------------------------------------------------------------------------------------=============
Canada 3.65%                   Call-Net Enterprises Inc. 0% to 2003, 8.94% to 2008**                             350         208,250
                               Clearnet Communications 0% to 2004, 101/8% to 2009**                              250         151,563
                               Rogers Communications Inc. 83/4/2007(a)                                           100          67,481
                               Total                                                                                         427,294
-----------------------------------------------------------------------------------------------------------------------=============
Costa Rica .71%                Banco Central Costa Rica 61/4/2010                                                100          83,500
-----------------------------------------------------------------------------------------------------------------------=============
France 1.78%                   AXA SA 21/2/2014(a)                                                               198         208,652
-----------------------------------------------------------------------------------------------------------------------=============
Germany 2.89%                  Deutsche Bank-Allianz 2/2003(a)                                                   200         208,389
                               Sirona Dent Systems 91/8/2008(a)+                                                 325         129,581
                               Total                                                                                         337,970
-----------------------------------------------------------------------------------------------------------------------=============
-----------------------------------------------------------------------------------------------------------------------=============
Greece 2.18%                   Hellenic Republic 61/2/2014(a)                                                 55,000         164,959
                               Hellenic Republic 8.9/2003(a)                                                  27,000          89,790
                               Total                                                                                         254,749
-----------------------------------------------------------------------------------------------------------------------=============
Ireland 1.84%                  Esat Telecom Group Inc. 117/8/2009(a)                                             200         215,850
-----------------------------------------------------------------------------------------------------------------------=============
Malaysia 1.32%                 Republic of Malaysia 83/4/2009                                                    150         154,617
-----------------------------------------------------------------------------------------------------------------------=============
Mexico 11.67%                  Coca-Cola Femsa SA de CV 8.95/2006                                                100          98,250
                               Grupo Minero Mexico SA 81/4/2008                                                  250         207,500
                               Grupo Televisa, SA 0% to 2001, 131/4% to 2008**                                   350         301,000
                               Pepsi-Gemex SA de CV 93/4/2004                                                    250         247,500
                               TV Azteca SA de CV 101/2/2007                                                     200         160,500
                               United Mexican States 93/4/2005                                                   250         250,859
                               United Mexican States 97/8/2007                                                   100         101,094
                               Total                                                                                       1,366,703
-----------------------------------------------------------------------------------------------------------------------=============
-----------------------------------------------------------------------------------------------------------------------=============
Netherlands 3.52%              United Pan-Europe Comm NCV 111/4/2009+                                            200         200,500
                               United Pan-Europe Comm 0% to 2004, 121/2% to 2009**+                              400         212,000
                               Total                                                                                         412,500
-----------------------------------------------------------------------------------------------------------------------=============
Panama 2.08%                   Republic of Panama 87/8/2027                                                      300         243,002
-----------------------------------------------------------------------------------------------------------------------=============
Peru 3.19%                     Peru-Past Due Interest 41/2% to 2003, 5% to 2007,
                               6 mo & LIBOR+ 81.25% to 2017**                                                    600         374,100
Philippines 2.51%              Republic of Philippines 87/8/2008                                                 300         293,625
-----------------------------------------------------------------------------------------------------------------------=============
Poland 1.28%                   Poland-Reg'd-Par 3% to 1999, 31/2% to 2000,
                               33/4% to 2003, 4% to 2014, 5% to 2024**                                           100          61,100
                               Poland non-U.S. Glb bearer 5% to 1999, 6% to 2002, 7% to 2014**                   100          88,470
                               Total                                                                                         149,570
-----------------------------------------------------------------------------------------------------------------------=============
Republic of Korea 1.79%        Republic Of Korea 87/8/2008                                                       200         209,656
-----------------------------------------------------------------------------------------------------------------------=============
-----------------------------------------------------------------------------------------------------------------------=============
United Kingdom 11.06%          Comcast UK Cable Partners Ltd. 0% to 2000, 11.2% to 2007**                        200         184,000
                               Esprit Telecom Group plc 107/8/2008                                               150         152,250
                               Esprit Telecom Group plc 11/2008(a)                                               350         188,580
                               Orange plc 85/8/2008(a)                                                           200         336,218
                               RSL Communications plc 0% to 2003, 10% to 2008(a)**                               300          99,812
                               Swiss Life Finance Ltd. Conv. 2/2003                                              150         150,938
                               Telewest plc 0% to 2004, 91/4% to 2009**                                          300         183,750
                               Total                                                                                       1,295,548
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Foreign Securities (Cost $7,267,958)                                   6,908,731
-----------------------------------------------------------------------------------------------------------------------=============

14


                               Statement of Net Assets
                               World-Bond Debenture Series October 31, 1999
                                                                                                   Principal Amount
                                                                                             In Local Currency(000)
                               Investments                                                        or Shares ("shs")        USS Value
------------------------------------------------------------------------------------------------------------------------------------
United States 36.83%
------------------------------------------------------------------------------------------------------------------------------------
                               Allbritton Communications Co. 93/4/2007                                           125      $  126,250
                               America West Airlines Inc. 103/4/2005                                             100         100,000
                               Arbor Software Corp. Conv. 41/2/2005+                                             125          96,875
                               BE Aerospace Inc. 97/8/2006                                                        85          83,087
                               Bresnan Communications 0% to 2004, 91/4% to 2009**                                225         148,500
                               Chancellor Media AFM 101/2/2007                                                   100         109,000
                               Chattem Inc. 87/8/2008                                                            200         179,000
                               Cumulus Media Inc. 103/8/2008                                                     150         155,250
                               Fox/Liberty Networks LLC 87/8/2007                                                200         203,000
                               GST Telecommunications Inc.*                                                    3,000 shs      20,250
                               Global Crossing Holdings Ltd. 95/8/2008                                           150         152,625
                               Huntsman ICI Chemicals 101/8/2009(a)                                              200         210,233
                               Iron Mountain Inc. 101/8/2006                                                     150         154,500
                               Jefferson-Pilot Corp. (NBX) $5.256 Conv. Pfd.                                   1,000 shs     107,000
                               Merrill Lynch & Co., Conv. 11/2/2005                                              200         203,000
                               Monsanto Co. Conv. Pfd. 6.5%                                                    2,000          75,750
                               NTL Inc. 0% to 2004, 93/4% to 2009(a)**                                           250         233,257
                               Nextlink Communications Inc. 0% to 2004, 121/4% to 2009**                         350         206,500
                               Nortek Inc. 87/8/2008                                                             175         164,938
                               Orbital Imaging Corp. 115/8/2005                                                  150         102,750
                               Orbital Imaging Corp. Warrants expiring 3/1/2005*                                 150 shs       3,000
                               Owens Illinois Inc. 4.750% Conv. Pfd.                                           2,000 shs      66,000
                               Pierce Leahy Corp. 111/8/2006                                                     200         213,000
                               Renaissance Media Group 0% to 2003, 10% to 2008**                                 100          70,250
                               Roche Holdings Inc. Conv. Zero coupon due 2010+                                   175         106,750
                               Scotts Co. 85/8/2009+                                                             200         191,000
                               Sinclair Broadcasting Group Inc. 10/2005                                          100         100,000
                               Splitrock Services Inc. 113/4/2008                                                 50          45,875
                               Splitrock Services Inc. Warrants expiring 7/15/2008*                               50 shs       3,850
                               STMicroelectronics NV Conv. Zero coupon due 2009                                  175         158,019
                               Trump Atlantic City Associates Funding 111/4/2006                                 100          81,500
                               Unitedglobalcom Conv. Pfd. 7%                                                   4,000 shs     237,000
                               Viatel Inc. 111/4/2008                                                            200         191,000
                               Viatel Inc. 141/2/2011                                                            454          15,152
                               Total Investments in United States Securities (Cost $4,511,628)                             4,314,161
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Long-Term Investments in Securities (Cost $11,779,586)                               11,222,892
-----------------------------------------------------------------------------------------------------------------------=============
-----------------------------------------------------------------------------------------------------------------------=============
Short-term Investments 2.93%   FNMA Discount 5.23% due 11/1/1999                                              93,000          93,000
                               Republic of Kazakhstan 91/4% due 12/20/1999                                   250,000         249,825
                               Total Short-term Investments (Cost $342,290)                                                  342,825
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Securities 98.75% (Cost $12,121,876)                                  11,565,717
-----------------------------------------------------------------------------------------------------------------------=============
Cash and Receivables, Net of Liabilities 1.25%                                                                               146,173
====================================================================================================================================
Net Assets 100.00%                                                                                                       $11,711,890
====================================================================================================================================

                               Class A Shares-Net asset value ($8,459,468 / 915,285 shares outstanding)                        $9.24
                               Maximum offering price (net asset value plus sales charge of 4.75% of the offering price)       $9.70
                               Class B Shares-Net asset value ($1,797,783 / 194,521 shares outstanding)                        $9.24
                               Class C Shares-Net asset value ($1,454,639 / 157,700 shares outstanding)                        $9.22

                            (a)Investments in non-U.S. dollar-denominated securities (18.94%). The remaining securities (81.06%)
                               are invested in U.S. dollar-denominated securities.
                              *Non-income producing security.
                             **Deferred-interest  debentures  pay no interest  for a  stipulated  number of years, after which they pay a predetermined coupon rate.
                              +Restricted security under Rule 144A.

                               See Notes to Financial Statements.


                               Statement of Net Assets
                               Alpha Series October 31, 1999


                               Investments                                                                   Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
                               Lord Abbett Developing Growth Fund, Inc.-Class Y                            2,982,260    $ 50,251,086
                               Lord Abbett Research Fund-Small-Cap Value Series-Class Y                    3,137,156      46,680,875
                               Lord Abbett Securities Trust-International Series-Class Y                   4,622,948      64,721,275
                               Total Investments in Securities (Cost $159,572,598)                                       161,653,236
-----------------------------------------------------------------------------------------------------------------------=============
Cash and Receivables, Net of Liabilities .29%                                                                                466,346
====================================================================================================================================
Net Assets 100.00%                                                                                                      $162,119,582
====================================================================================================================================

                               Class A Shares-Net asset value ($75,170,286 / 4,940,950 shares outstanding)                    $15.21
                               Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)      $16.14
                               Class B Shares-Net asset value ($52,304,209 / 3,475,804 shares outstanding)                    $15.05
                               Class C Shares-Net asset value ($34,645,087 / 2,304,011 shares outstanding)                    $15.04

                               See Notes to Financial Statements.


                               Statements of Operations

                                                                                                               Year Ended 10/31/99
                                                                            --------------------------------------------------------

                                                                               Growth &                  World Bond-
                                                                                 Income  International     Debenture          Alpha
Investment Income                                                                Series         Series        Series         Series
------------------------------------------------------------------------------------------------------------------------------------
Income        Dividends                                                     $ 2,905,445     $  638,632    $   18,594     $  257,222
              Interest                                                          350,548      3,486,558     1,134,806          7,662
              Foreign taxes withheld                                             (2,496)      (181,782)       (3,920)             -
              Total income                                                    3,253,497      3,943,408     1,149,480        264,884
------------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                  1,471,719      1,450,892        90,266        736,518
              Management fee waived                                                   -              -       (90,266)      (736,518)
              12b-1 distribution plan-Class A                                   269,373        303,562        29,805        228,408
              12b-1 distribution plan-Class B                                    63,256        206,678        17,113        486,555
              12b-1 distribution plan-Class C                                   991,433        186,624        17,340        306,540
              12b-1 distribution plan-Class P                                         -              3             -              -
              Shareholder servicing                                             311,855        434,428        18,158        396,154
              Reports to shareholders                                            62,353         68,163         6,491         48,450
              Registration                                                       56,029         56,460        32,508         59,408
              Professional                                                       49,434         51,468        14,015         24,433
              Trustees' fees                                                      7,289          7,520           691          5,651
              Organization                                                        1,222          5,109         8,206          8,603
              Other                                                               3,284        241,030        11,086          1,163
              Total expenses before reductions and reimbursements             3,287,247      3,011,937       155,413      1,565,365
------------------------------------------------------------------------------------------------------------------------------------
              Expenses assumed by Lord Abbett                                         -              -       (24,500)             -
              Expenses assumed by Underlying Funds                                    -              -             -       (538,832)
              Expense reductions                                                (13,361)       (10,247)         (344)        (5,030)
------------------------------------------------------------------------------------------------------------------------------------
              Net expenses                                                    3,273,886      3,001,690       130,569      1,021,503
              Net investment income (loss)                                      (20,389)       941,718     1,018,911       (756,619)

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
------------------------------------------------------------------------------------------------------------------------------------
Capital gains received from Underlying Funds                                          -              -             -        960,345
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment and
foreign currency transactions                                                11,377,605     12,524,692      (372,840)       394,029
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments
and foreign currency holdings                                                27,515,696      9,033,914         8,453     19,567,107
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                            38,893,301     21,558,606      (364,387)    20,921,481
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                        $38,872,912    $22,500,324    $  654,524    $20,164,862
====================================================================================================================================


              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                                Year Ended 10/31/99
                                                                      -------------------------------------------------------------

                                                                          Growth &                      World Bond-
                                                                            Income   International       Debenture            Alpha
Increase (Decrease) in Net Assets                                           Series          Series          Series           Series
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income (loss)                               $ (20,389)     $  941,718     $ 1,018,911      $  (756,619)
              Capital gains received from Underlying Funds                       -               -               -          960,345
              Net realized gain (loss) from investment and
              foreign currency transactions                             11,377,605      12,524,692        (372,840)         394,029
              Net change in unrealized appreciation of investments
              and foreign currency holdings                             27,515,696       9,033,914           8,453       19,567,107

              Net increase in net assets resulting from operations      38,872,912      22,500,324         654,524       20,164,862
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                     (401,032)       (567,116)       (756,894)               -
              Class B                                                       (3,850)        (20,005)       (134,119)               -
              Class C                                                      (97,485)        (17,514)       (135,827)               -
              Class Y                                                            -        (257,274)              -                -

              Total                                                       (502,367)       (861,909)     (1,026,840)               -
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain
from investment and foreign currency transactions:
              Class A                                                   (2,606,705)       (150,119)       (146,447)               -
              Class B                                                     (125,113)        (30,008)        (26,529)               -
              Class C                                                   (3,168,272)        (26,271)        (29,787)               -
              Class Y                                                            -         (82,695)              -                -

              Total                                                     (5,900,090)       (289,093)       (202,763)               -
              ---------------------------------------------------------------------------------------------------------------------

              Total distributions                                       (6,402,457)     (1,151,002)     (1,229,603)               -
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                         44,193,808     145,270,193       4,346,397       75,343,568
              Net asset value of shares issued in reinvestment
              of dividends and distributions                             5,996,380       1,166,493         854,916                -

              Total                                                     50,190,188     146,436,686       5,201,313       75,343,568
-----------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                (31,767,440)   (107,731,921)     (3,048,155)     (39,667,616)
              ---------------------------------------------------------------------------------------------------------------------

              Increase in net assets derived
              from capital share transactions                           18,422,748      38,704,765       2,153,158       35,675,952
              ---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                  50,893,203      60,054,087       1,578,079       55,840,814
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                        165,904,098     153,032,505      10,133,811      106,278,768
              ---------------------------------------------------------------------------------------------------------------------
              End of year+                                            $216,797,301    $213,086,592    $ 11,711,890     $162,119,582
===================================================================================================================================


+    Including  undistributed  (overdistributed) net investment income of $(224,981),  $801,470,  $103,543 and 0, respectively.
     See Notes to Financial Statements.


              Statements of Changes in Net Assets

                                                                                                         12/18/97          12/29/97
                                                                                                    (Commencement      (Commencement
                                                                                                    of Operations)    of Operations)
                                                                            Year Ended 10/31/98       to 10/31/98       to 10/31/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Growth &                       World Bond-
                                                                          Income  International         Debenture             Alpha
Increase (Decrease) in Net Assets                                         Series         Series            Series            Series
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                   $  716,975     $  734,578        $  419,904        $ (255,720)
              Capital gains received from Underlying Funds                     -              -                 -                 -
              Net realized gain (loss) from investment and
              foreign currency transactions                            5,911,754        772,716          (256,978)         (164,572)
              Net change in unrealized appreciation of
              investments and foreign currency holdings                9,416,949    (11,465,508)         (573,481)      (17,486,469)

              Net increase (decrease) in net assets
              resulting from operations                               16,045,678     (9,958,214)         (410,555)      (17,906,761)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                   (260,319)       (75,253)         (273,961)                -
              Class B                                                          -              -           (31,624)                -
              Class C                                                          -              -           (44,552)                -
              Class Y                                                          -              -                 -                 -

              Total                                                     (260,319)       (75,253)         (350,137)                -
              ---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain
from investment and foreign currency transactions:
              Class A                                                 (3,955,825)             -                 -                 -
              Class B                                                    (22,589)             -                 -                 -
              Class C                                                 (5,643,683)             -                 -                 -
              Class Y                                                          -              -                 -                 -

              Total                                                   (9,622,097)             -                 -                 -
              ---------------------------------------------------------------------------------------------------------------------

              Total distributions                                     (9,882,416)       (75,253)         (350,137)                -
------------------------------------------------------------------------------------------------------------------------------------
Share transactions:
              Net proceeds from sales of shares                       31,813,070    152,668,725        12,071,035       131,488,957
              Net asset value of shares issued to
              shareholders in reinvestment of  dividends
              and distributions                                        9,259,717         71,968           256,482                 -

              Total                                                   41,072,787    152,740,693        12,327,517       131,488,957
              ---------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                              (24,323,626)   (27,009,220)       (2,433,514)       (7,313,428)
              ---------------------------------------------------------------------------------------------------------------------

              Increase in net assets derived from
              capital share transactions                              16,749,161    125,731,473         9,894,003       124,175,529
              ---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                22,912,423    115,698,006         9,133,311       106,268,768
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                      142,991,675     37,334,499         1,000,500            10,000
              ---------------------------------------------------------------------------------------------------------------------
              End of year+                                          $165,904,098   $153,032,505       $10,133,811      $106,278,768
              =====================================================================================================================

             +Including undistributed net investment income of $297,775, $721,661, $262,939 and $0, respectively.
              See Notes to Financial Statements.

                               Financial Highlights

                               Growth & Income Series


                                                                           Class A Shares                            Class B Shares
--------------------------------------------------------------------------------------------  -------------------------------------
                                                               Year Ended                                   Year Ended
                                                                     10/31,   7/15/96(a)                        10/31,    6/5/97(a)
Per Share Operating Performance:               1999        1998       1997    to 10/31/96            1999        1998    to 10/31/97
--------------------------------------------------------------------------------------------  -------------------------------------
Net asset value, beginning of year           $ 9.15      $ 8.79      $ 7.09     $ 6.50              $9.13       $ 8.80    $ 8.20
--------------------------------------------------------------------------------------------  -------------------------------------
Income from investment operations
      Net investment income (loss)              .04(e)      .057        .093       .028              (.04)(e)       -(d)      -(d)
      Net realized and unrealized
      gain on investments                        2.06        .928      1.781       .589              2.10          .92       .60

      Total from investment operations         2.10         .985       1.874       .617              2.06          .92       .60
--------------------------------------------------------------------------------------------  -------------------------------------
      Distributions
      Dividends from net investment income     (.05)       (.035)      (.099)     (.027)             (.01)          -         -
      Distributions from net realized gain     (.33)       (.590)      (.075)       -                (.33)        (.590)      -

      Total distributions                      (.38)       (.625)      (.174)     (.027)             (.34)        (.590)      -
--------------------------------------------------------------------------------------------  -------------------------------------
Net asset value, end of year                 $10.87      $ 9.15      $ 8.79     $ 7.09             $10.85       $ 9.13    $ 8.80
--------------------------------------------------------------------------------------------  -------------------------------------

Total Return(b)                               23.77%      11.97%      26.78%     12.10%(c)          23.17%       11.17%     7.19%(c)
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses, including waiver               1.30%(f)    1.22%       1.29%       .39%(c)           1.98%(f)     1.98%      .86%(c)
      Expenses, excluding waiver               1.30%(f)    1.22%       1.29%       .39%(c)           1.98%(f)     1.98%      .86%(c)
      Net investment income (loss)              .36%        .88%       1.15%       .40%(c)           (.38)%        .09%      .01%(c)
      ==============================================================================================================================




                                                                                                                    Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 10/31,
Per Share Operating Performance:                                          1999         1998          1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                      $ 9.11       $ 8.80        $ 7.09        $ 6.04     $ 5.07
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (loss)                                        (.03)(e)      .011          .032          .0949      .12
      Net realized and unrealized gain on investments                                  2.07           .889         1.790      1.0986
 .97

      Total from investment operations                                    2.04          .900         1.822         1.1935     1.09
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                                (.01)          -           (.037)        (.1035)    (.12)
      Distributions from net realized gain                                (.33)        (.590)        (.075)        (.04)        -

      Total distributions                                                 (.34)        (.590)        (.112)        (.144)     (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                            $10.81       $ 9.11        $ 8.80        $ 7.09     $ 6.04
------------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                                                          23.00%       10.94%        26.24%        20.02%     21.83%
====================================================================================================================================

Ratios to Average Net Assets:
      Expenses, including waiver                                          1.98%(f)     1.98%         2.05%         1.55%      1.16%
      Expenses, excluding waiver                                          1.98%(f)     1.98%         2.05%         2.01%      1.91%
      Net investment income (loss)                                        (.31)%        .12%          .39%         1.36%      2.06%
      ==============================================================================================================================


                                                                                                                  Year Ended 10/31,
Supplemental Data for AllClasses:                                      1999          1998         1997         1996           1995
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                              $216,797      $165,904    $ 142,992   $ 113,962       $ 32,770

      Portfolio turnover rate                                        37.68%        45.83%       36.37%       23.84%        23.17%
      ============================================================================================================================

(a)  Commencement of offering respective class shares.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Amount less than $.01.

(e)  Calculated using average shares outstanding during the year.

(f)  The ratio includes expenses paid through an expense offset arrangement.

See Notes to Financial Statements.

                               Financial Highlights

                               International Series


                                                                      Class A Shares                                Class B Shares
                                                  ----------------------------------------  --------------------------------------
                                                              Year Ended                                Year Ended
                                                                  10/31,    12/13/96(a)                     10/31,        6/2/97(b)
Per Share Operating Performance:                    1999           1998    to 10/31/97          1999         1998      to 10/31/97
------------------------------------------------------------------------------------------  --------------------------------------
Net asset value, beginning of year                $12.39          $10.86       $ 9.42         $12.28       $10.83        $10.26
------------------------------------------------------------------------------------------  --------------------------------------
Income (loss) from investment operations
      Net investment income (loss)                   .07(e)          .11(e)       .07           (.02)(e)      .02(e)       (.03)
      Net realized and unrealized gain
on investments and foreign
currency holdings                                   1.55            1.45         1.37           1.53         1.43           .60

      Total from investment operations              1.62            1.56         1.44           1.51         1.45           .57
------------------------------------------------------------------------------------------  --------------------------------------

Distributions
      Dividends from net investment income          (.09)           (.03)          -            (.02)          -             -
      Distributions from net realized gain          (.02)             -            -            (.02)          -             -

      Total distributions                           (.11)           (.03)          -            (.04)          -             -
------------------------------------------------------------------------------------------  --------------------------------------
Net asset value, end of year                      $13.90          $12.39       $10.86         $13.75       $12.28        $10.83
------------------------------------------------------------------------------------------  --------------------------------------

Total Return(c)                                    13.16%          14.36%       15.21% (d)     12.31%       13.39%         5.56%(d)
==================================================================================================================================

Ratios to Average Net Assets:
      Expenses                                      1.51%(f)        1.31%        1.23%(d)       2.19%(f)     2.03%          .87%(d)
      Net investment income (loss)                   .52%            .80%         .41%(d)       (.16)%        .18%        (0.46)%(d)
      ============================================================================================================================



                                                                        Class C Shares   Class P Shares               Class Y Shares
                                                     -------------------------------------------------------------------------------
                                                               Year Ended
                                                                   10/31,    6/2/97(b)       3/9/99(b)     Year Ended    12/30/97(b)
Per Share Operating Performance:                       1999          1998  to 10/31/97     to 10/31/99       10/31/99    to 10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.28       $10.83       $10.26          $12.70         $12.41     $11.28
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
      Net investment income (loss)                      (.02)(e)      .02(e)      (.03)            .08            .12        .15(e)
      Net realized and unrealized gain on investments
      and foreign currency holdings                     1.53         1.43          .60            1.13           1.56        .98

      Total from investment operations                  1.51         1.45          .57            1.21           1.68       1.13
-----------------------------------------------------------------------------------------------------------------------------------

Distributions
      Dividends from net investment income              (.02)          -            -               -            (.07)        -
      Distributions from net realized gain              (.02)          -            -               -            (.02)        -

      Total distributions                               (.04)          -            -               -            (.09)        -
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $13.75       $12.28       $10.83          $13.91         $14.00     $12.41
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(c)                                        12.31%       13.39%        5.56%(d)        9.53%         13.65%     10.02%(d)
===================================================================================================================================

Ratios to Average Net Assets:
      Expenses                                          2.19%(f)     2.05%         .87%(d)         .98%(d) (f)   1.20%(f)    .84%(d)
      Net investment income (loss)                      (.15)%        .12%       (0.46)%(d)        .60%(d)        .86%      1.11%(d)
     ==============================================================================================================================


                                                                                           Year Ended
                                                                                               10/31,        12/13/96(a)
Supplemental Data for All Classes:                                                1999           1998        to 10/31/97
------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)                                          $213,087        $153,033            $37,334

      Portfolio turnover rate                                                  75.15%          20.52%            29.72%
     ===================================================================================================================

(a)  Commencement of operations.

(b)  Commencement of offering respective class shares.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.

(e)  Calculated using average shares outstanding during the year.

(f)  The ratio includes expenses paid through an expense offset arrangement.

See Notes to Financial Statements.

                               Financial Highlights

                               World Bond-Debenture  Series


                                                    Class A Shares                   Class B Shares                 Class C Shares
                                     -------------------------------  -----------------------------  ------------------------------
                                        Year Ended                      Year Ended                      Year Ended
                                            10/31,    12/18/97(a)           10/31,    12/19/97(b)           10/31,   12/19/97(b)
Per Share Operating Performance:              1999    to 10/31/98             1999    to 10/31/98             1999   to 10/31/98
--------------------------------------------------------------------  ------------------------------  -----------------------------
Net asset value, beginning of year            $9.66        $10.00             $9.65        $10.00            $9.65        $10.00
--------------------------------------------------------------------  ------------------------------  -----------------------------
Income (loss) from investment operations
      Net investment income                     .83(e)        .511              .76(e)        .406             .78(e)        .395
      Net realized and unrealized
      gain (loss) on
      investments and foreign
      currency holdings                        (.22)         (.425)            (.21)         (.372)           (.25)         (.361)

      Total from investment operations          .61           .086              .55           .034             .53           .034
      --------------------------------------------------------------  ------------------------------  -----------------------------
      Distributions
      Dividends from net investment income     (.85)         (.426)            (.78)         (.384)            (.78)        (.384)
      Distributions from net realized gain     (.18)           -               (.18)           -               (.18)          -

      Total distributions                     (1.03)         (.426)            (.96)         (.384)           (.96)         (.384)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $9.24        $ 9.66             $9.24        $ 9.65            $9.22        $ 9.65
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(c)                                6.33%          .75%(d)          5.73%          .24%(d)         5.50%          .24%(d)
===================================================================================================================================
Ratios to Average Net Assets:
      Expenses, including waiver                .89%          .55%(d)          1.56%         1.28%(d)         1.56%         1.28%(d)
      Expenses, excluding waiver               1.84%         1.20%(d)          2.51%         1.93%(d)         2.51%         1.93%(d)
      Net investment income                    8.64%         7.08%(d)          7.91%         6.67%(d)         8.16%         6.62%(d)
     ==============================================================================================================================


                                                                                                      Year Ended
                                                                                                          10/31,        12/18/97(a)
Supplemental Data for All Classes:                                                                          1999        to 10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)                                                                      $11,712            $10,134

      Portfolio turnover rate                                                                             74.80%            159.14%
===================================================================================================================================

    (a)Commencement of operations. (b )Commencement of offering respective class shares. (c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (d) Not annualized. (e) Calculated using average shares outstanding during the year. See Notes to Financial Statements.


                               Financial Highlights

                               Alpha Series


                                                    Class A Shares                   Class B Shares                Class C Shares
                                        ---------------------------  -------------------------------  ----------------------------
                                        Year Ended                     Year Ended                      Year Ended
                                            10/31,    12/29/97(a)          10/31,   12/29/97(a)            10/31,   12/29/97(a)
Per Share Operating Performance:              1999    to 10/31/98            1999   to 10/31/98              1999   to 10/31/98
-------------------------------------------------------------------  -------------------------------  ----------------------------
Net asset value, beginning of year           $12.91        $13.52          $12.85         $13.52           $12.86       $13.52
-------------------------------------------------------------------  -------------------------------  ----------------------------
Income (loss) from investment operations
      Net investment income (loss)(d)           .07          (.03)           (.03)          (.11)            (.04)        (.11)
      Net realized and unrealized
      loss on investments                      2.23           (.58)          2.23           (.56)            2.22         (.55)

      Total from investment operations         2.30          (.61)           2.20           (.67)            2.18         (.66)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $15.21        $12.91          $15.05         $12.85           $15.04       $12.86
----------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                               17.82%        (4.51)%(c)      17.12%         (4.96)%(c)       16.95%       (4.88)%(c)
==================================================================================================================================
Ratios to Average Net Assets:
      Expenses, including waiver                .33%          .21%(c)        1.00%           .83%(c)         1.00%         .82%(c)
      Expenses, excluding waiver                .83%          .63%(c)        1.50%          1.26%(c)         1.50%        1.24%(c)
      Net investment income (loss)              .15%         (.18)%(c)       (.83)%         (.81)%(c)        (.84)%       (.82)%(c)
==================================================================================================================================

                                                                                                      Year Ended
                                                                                                          10/31,       12/29/97(a)
Supplemental Data for AllClasses:                                                                           1999        to 10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)                                                                     $162,120           $106,279

      Portfolio turnover rate                                                                              1.67%              0.01%
===================================================================================================================================


(a)Commencement  of operations.  (b) Total return does not consider the effects of sales loads and assumes the  reinvestment  of all distributions.  (c) Not  annualized.  (d)  Calculated  using  average  shares  outstanding  during the year.  See Notes to Financial
Statements.  Notes to Financial Statements


Notes to Financial Statements


1. Significant Accounting Policies

Lord Abbett Securities Trust (the "Trust") is an open-end management investment company, organized as a Delaware business trust. The Trust currently consists of seven separate portfolios ("Series")-This report covers the following four
Series: Lord Abbett Growth & Income Series ("Growth & Income Series"), Lord Abbett International Series ("International Series"), Lord Abbett World Bond-Debenture Series ("World Bond-Debenture Series") and Lord Abbett Alpha Series ("Alpha Series"). The Alpha Series invests in other funds ("Underlying Funds") managed by Lord Abbett & Co. ("Lord Abbett"). Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements:

The following summarizes the significant accounting policies of the Trust: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and ask prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) Transactions denominated in foreign currencies are recorded in the Trust's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. (c) The International and World Bond-Debenture Series may use forward currency contracts to hedge the risk to the portfolios of unfavorable movements in foreign exchange rates. (d) It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (e) Security transactions are recorded on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (f) Organization expenses are amortized evenly over a period of five years.

2. Management Fee and Other Transactions with Affiliates

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the rate of 0.75% per annum for International and World Bond-Debenture Series and 0.50% per annum for the Alpha Series. The management fee for Growth & Income Series is based on average daily net assets at the following annual rates: 0.75% on the first $200 million; 0.65% on the next $300 million; and 0.50% on the excess over $500 million. Lord Abbett waived its fee for the World Bond-Debenture and Alpha Series for the year ended October 31, 1999. At October 31, 1999, management fees payable were $118,043 forGrowth & Income Series and $139,980 for International Series. Lord Abbett has entered into a sub-advisory agreement with Fuji-Lord Abbett International, Ltd. ("sub-adviser"). Lord Abbett is a minority owner of the sub-adviser. The sub-adviser furnishes investment advisory services in connection with the management of the International Series. Lord Abbett pays for the cost of the sub-adviser's services.

Each Series of the Trust has Rule 12b-1 plans and agreements with respect to one or more classes of shares as described below (the "Class A, Class B, Class C, and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value ofClass A shares. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan of International Series, the Series pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Rule 12b-1 plan. At October 31, 1999, the 12b-1 fees payable were $534,054 for Growth & Income Series, $279, 869 for International Series, $23,887 for World Bond-Debenture Series and $497,499 for Alpha Series.

TheAlpha Series has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of the Alpha Series in proportion to the average daily value of shares owned by the Alpha Series. Other expenses for International Series, one of the Underlying Funds, include approximately $215,000 accrued pursuant to this Servicing Arrangement.

Distributor received the following commissions for the year ended October 31, 1999 on sales of shares of the Trust after concessions were paid to authorized distributors:

                                  Distributor             Dealers'
Series                            Commissions          Concessions
--------------------------------------------------------------------------------
Growth & Income                       $96,453             $557,906
--------------------------------------------------------------------------------
International                         124,988              744,196
World Bond-Debenture                    7,693               66,025
--------------------------------------------------------------------------------
Alpha                                 133,617              831,574
--------------------------------------------------------------------------------


3. Distributions
Dividends from net investment income, if any, are declared and paid semi-annually for the Growth &Income Series, annually for the International and Alpha Series, and monthly for the World Bond-Debenture Series. Net realized gains from investment transactions, if any, are distributed to share-
holders at least annually. At October 31, 1999, the accumulated undistributed net realized gain (loss) for financial reporting purposes, aggregated $11,295,103 for the Growth & Income Series, $12,509,461 for the International Series, $(874,286) for the World Bond-DebentureSeries and $905,226 for the Alpha Series.

Distributions declared on November 17, 1999 and paid on November 26, 1999 to shareholders of record on November 17, 1999 were as follows:

                                                 Rate    Aggregate
                                            Per Share       Amount
--------------------------------------------------------------------------------
Growth & Income Series-Capital Gains-Class A        $ 0.562   $5,344,419
--------------------------------------------------------------------------------
Growth & Income Series-Capital Gains-Class B        $ 0.562   $  517,598
--------------------------------------------------------------------------------
Growth & Income Series-Capital Gains-Class C        $ 0.562   $5,449,178
--------------------------------------------------------------------------------
International Series-Net Investment Income-Class A  $ 0.064   $  478,159
--------------------------------------------------------------------------------
International Series-Net Investment Income-Class P  $ 0.054   $        5
--------------------------------------------------------------------------------
International Series-Net Investment Income-Class Y  $ 0.104   $  481,497
--------------------------------------------------------------------------------
International Series-Capital Gains-Class A          $ 0.822   $6,141,354
--------------------------------------------------------------------------------
International Series-Capital Gains-Class B          $ 0.822   $1,364,850
--------------------------------------------------------------------------------
International Series-Capital Gains-Class C          $ 0.822   $1,200,016
--------------------------------------------------------------------------------
International Series-Capital Gains-Class P          $ 0.822   $       71
--------------------------------------------------------------------------------
International Series-Capital Gains-Class Y          $ 0.822   $3,805,681
--------------------------------------------------------------------------------
Alpha Series-Net Investment Income-Class A          $ 0.213   $1,048,750
--------------------------------------------------------------------------------
Alpha Series-Net Investment Income-Class B          $ 0.120   $  421,495
--------------------------------------------------------------------------------
Alpha Series-Net Investment Income-Class C          $ 0.120   $  277,872
--------------------------------------------------------------------------------
Alpha Series-Capital Gains-Class A                  $ 0.107   $  526,837
--------------------------------------------------------------------------------
Alpha Series-Capital Gains-Class B                  $ 0.107   $  375,833
--------------------------------------------------------------------------------
Alpha Series-Capital Gains-Class C                  $ 0.107   $  247,769
--------------------------------------------------------------------------------

At October 31, 1999, the World Bond-Debenture Series had a capital loss carryforward of $874,286, of which $450,150 will expire in 2006 and $424,136 in 2007.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital
Transactions in shares of beneficial interest for the Growth & Income Series were as follows:

                              Year Ended                Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class A              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares     2,628,331 $ 27,027,631    1,916,824  $17,374,528
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         301,078    2,760,885      470,043    3,900,320
Total               2,929,409   29,788,516    2,386,867   21,274,848
--------------------------------------------------------------------------------
Shares reacquired  (1,497,971) (15,141,616) (1,119,700)  (9,997,500)
Increase            1,431,438 $ 14,646,900    1,267,167  $11,277,348
--------------------------------------------------------------------------------

                              Year Ended                Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class B              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Sales of shares     646,865  $ 6,690,769      351,815   $3,196,791
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        13,395      123,096        2,736       22,576
Total               660,260    6,813,865      354,551    3,219,367
--------------------------------------------------------------------------------
Shares reacquired  (135,302)  (1,390,159)     (19,528)    (175,415)
Increase            524,958  $ 5,423,706      335,023   $3,043,952
--------------------------------------------------------------------------------

                              Year Ended                Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class C            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    1,020,638  $ 10,475,408    1,238,147  $ 11,241,751
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        339,411     3,112,399      648,459     5,336,821
Total              1,360,049    13,587,807    1,886,606    16,578,572
--------------------------------------------------------------------------------
Shares reacquired (1,493,299)  (15,235,665) (1,570,614)   (14,150,711)
Increase (decrease) (133,250) $ (1,647,858)    315,992   $  2,427,861
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the International Series were as follows:

                              Year Ended                Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class A            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    4,846,083  $ 66,870,262    4,503,630  $ 61,680,518
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         56,456       717,663        6,701        71,968
Total              4,902,539    67,587,925    4,510,331    61,752,486
--------------------------------------------------------------------------------
Shares reacquired (3,845,434)  (53,707,844)  (1,017,196)  (13,021,404)
Increase           1,057,105  $ 13,880,081    3,493,135  $ 48,731,082
--------------------------------------------------------------------------------

                              Year Ended                Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class B            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    727,191   $ 9,645,998    1,222,629   $16,942,824
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        3,886        51,717            -             -
Total              731,077     9,697,715    1,222,629    16,942,824
--------------------------------------------------------------------------------
Shares reacquired (360,473)   (4,824,986)     (77,687)     (962,598)
Increase           370,604   $ 4,872,729    1,144,942   $15,980,226
--------------------------------------------------------------------------------

                              Year Ended                Year Ended
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class C            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     3,886,561 $ 52,956,781    1,839,301  $ 24,518,535
Shares issued to
shareholders in
reinvestment of
dividends and
distributions          3,396        45,553            -             -
Total              3,889,957    53,002,334    1,839,301    24,518,535
--------------------------------------------------------------------------------
Shares reacquired (3,541,853)  (48,775,206)    (992,256)  (12,825,218)
Increase             348,104  $  4,227,128      847,045  $ 11,693,317
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                        Year Ended
                                                  October 31, 1999
--------------------------------------------------------------------------------
Class P                                       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares                                   86        $1,127
--------------------------------------------------------------------------------
Shares reacquired                                  -             -
Increase                                          86        $1,127
--------------------------------------------------------------------------------

                              Year Ended               12/30/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class Y            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    1,185,525  $15,796,025    3,464,016   $49,526,848
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        27,395       351,560           -              -
Total             1,212,920    16,147,585    3,464,016    49,526,848
--------------------------------------------------------------------------------
Shares reacquired  (29,754)     (423,885)     (17,400)      (200,000)
Increase         1,183,166   $15,723,700    3,446,616    $49,326,848
--------------------------------------------------------------------------------


Transactions in shares of beneficial interest for the World Bond-Debenture Series were as follows:


                              Year Ended               12/18/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class A            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares     288,744    $2,819,452      872,491   $ 9,065,643
Shares issued to
shareholders in
reinvestment of
dividends and
distributions        66,196       637,644       20,089       201,411
Total               354,940     3,457,096      892,580     9,267,054
--------------------------------------------------------------------------------
Shares reacquired  (206,397)   (1,984,856)    (225,888)   (2,331,174)
Increase            148,543    $1,472,240      666,692   $ 6,935,880
--------------------------------------------------------------------------------

                              Year Ended               12/19/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class B            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares   104,575    $1,012,874      120,952    $1,264,229
Shares issued to
shareholders in
reinvestment of
dividends and
distributions       9,010        86,541        2,061        20,483
Total             113,585     1,099,415      123,013     1,284,712
--------------------------------------------------------------------------------
Shares reacquired (37,348)     (358,336)      (4,729)      (48,478)
Increase           76,237    $  741,079      118,284    $1,236,234
--------------------------------------------------------------------------------

                              Year Ended               12/19/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class C            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    52,904     $ 514,071      166,740    $1,741,163
Shares issued to
shareholders in
reinvestment of
dividends and
distributions      13,577       130,731        3,490        34,588
Total              66,481       644,802      170,230     1,775,751
--------------------------------------------------------------------------------
Shares reacquired (73,535)     (704,963)      (5,476)      (53,862)
Increase (decrease)(7,054)    $ (60,161)     164,754    $1,721,889
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the Alpha Series were as follows:

                              Year Ended               12/29/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class A            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    2,317,161  $ 33,875,154    4,111,581   $60,901,622
--------------------------------------------------------------------------------
Shares reacquired (1,216,119)  (18,000,823)    (272,413)   (3,501,712)
Increase           1,101,042  $ 15,874,331    3,839,168   $57,399,910
--------------------------------------------------------------------------------

                              Year Ended               12/29/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class B            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares   1,436,209  $ 20,914,895    2,961,179   $44,641,341
--------------------------------------------------------------------------------
Shares reacquired (776,830)   (11,344,308)    (144,754)   (1,903,606)
Increase           659,379   $  9,570,587    2,816,425   $42,737,735
--------------------------------------------------------------------------------

                              Year Ended               12/29/97 to
                        October 31, 1999          October 31, 1998
--------------------------------------------------------------------------------
Class C            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares   1,409,046   $20,553,519    1,743,733   $25,945,994
--------------------------------------------------------------------------------
Shares reacquired  (698,835)  (10,322,485)    (149,933)   (1,908,110)
Increase            710,211   $10,231,034    1,593,800   $24,037,884
--------------------------------------------------------------------------------

As of October 31, 1999, paid in capital for each Series was as follows:

Series
--------------------------------------------------------------------------------
Growth & Income                                       $128,636,727
--------------------------------------------------------------------------------
International                                         $199,521,977
WorldBond-Debenture                                   $ 13,050,278
--------------------------------------------------------------------------------
Alpha                                                 $159,133,718
--------------------------------------------------------------------------------


5. Purchases and Sales of Securities
Purchases and sales of investment securities (other than U.S. Government obligations, short-term investments and foreign currency transactions) were as follows:

Series                              Purchases                Sales
--------------------------------------------------------------------------------
Growth & Income                  $ 84,970,312         $ 72,668,966
--------------------------------------------------------------------------------
International                    $187,622,085         $138,091,445
WorldBond-Debenture              $ 10,589,275          $ 8,547,424
Alpha                            $ 38,476,347          $ 2,447,978
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                       Net Unrealized
                         Appreciation     Unrealized    Unrealized
Series                 (Depreciation)   Appreciation(Depreciation)
--------------------------------------------------------------------------------
Growth & Income           $77,090,452    $78,453,724  $ (1,363,272)
--------------------------------------------------------------------------------
International             $   253,684    $29,390,206  $(29,136,522)
World Bond-Debenture      $  (556,159)   $   192,621  $   (748,780)
Alpha                     $ 2,080,638    $ 5,117,048  $ (3,036,410)
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is the same as that used for financial reporting purposes. At October 31, 1999, the World Bond-Debenture Series had the following outstanding forward currency contracts:

                         (Notes to Financial Statements continued on back cover)

Foreign                                  Value at
Currency                              Settlement Date  Current     Unrealized
Contracts   Type   Local Currency   U.S. Dollars       Value     Depreciation
--------------------------------------------------------------------------------
British
Pounds,
expiring
3/16/2000   Sell        (83,818)    $  (134,761)   $  (137,831)  $ (3,070)
--------------------------------------------------------------------------------
Hong Kong
Dollars,
expiring
9/14/2000   Sell     (7,864,100)    $(1,000,000)   $ (1,005,085) $ (5,085)
Turkish Lira,
expiring
1/25/2000    Buy    273,600,000     $   500,000    $   496,669   $ (3,331)
--------------------------------------------------------------------------------
Total                               $  (634,761)   $  (646,247)  $(11,486)
--------------------------------------------------------------------------------


6. Trustees` Remuneration
The Trustees of theTrust associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Trustees' fees payable at October 31, 1999, under a deferred compensation plan were $153,496.

7. Expense Reduction
The Trust has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Trust's expenses.

8. Line of Credit
The Growth & Income and International Series, respectively with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at October 31, 1999, nor was the Facility utilized at any time during the year.


Independent Auditors' Report
The Board of Trustees and Shareholders,
Lord Abbett Securities Trust:

We have  audited  the  accompanying  statements  of net  assets  of Lord  Abbett
Securities Trust-Growth & Income Series, International Series, World Bond-Debenture Series and Alpha Series as of October 31, 1999, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
I
n our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Securities Trust-Growth & Income Series, International Series, World Bond-Debenture Series and Alpha Series at October 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the respective periods presented, in conformity with generally accepted accounting principles.

[GRAPHIC OMITTED]

Deloitte & Touche LLP
New York, New York
December 20, 1999

Copyright(C)1999 by Lord Abbett Securities Trust, 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Securities Trust, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

  Our Management

  Board of Trustees
  Robert S. Dow
  E. Thayer Bigelow*+
  William H. T. Bush*
  Robert B. Calhoun
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+
* Outside Director
+ Audit Committee

  Officers
  Robert S. Dow, Chairman and President
  Zane E. Brown, Executive Vice President
  Robert G. Morris, Executive Vice President
  Robert P. Fetch, Executive Vice President
  Stephen J. McGruder, Executive Vice President
  Paul A. Hilstad, Vice President
  and Secretary
  Daniel E. Carper, Vice President
  Timothy W. Horan, Vice President
  Jerald Lanzotti, Vice President
  Fernando Saldanha, Vice President
  Christopher J. Towle, Vice President
  John J. Walsh, Vice President
  W. Thomas Hudson, Jr., Vice President
  Lesley Jane Dixon, Vice President
  Gerard S.E. Heffernan, Jr., Vice President
  Cinda C. Hughes, Vice President
  Gregory M. Macosko, Vice President
  Eli M. Salzmann, Vice President
  Joan A. Binstock, Vice President
  Tracie E. Richter, Vice President
  Lawrence H. Kaplan, Vice President
  and Assistant Secretary
  A. Edward Oberhaus III, Vice President
  Donna M. McManus, Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Wilmer, Cutler & Pickering
  Washington, DC

Numbers to Keep Handy
For Shareholder Account or Statement
Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit OurWeb Site:
www.lordabbett.com

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